                                                                    EXHIBIT 10.6
[LETTERHEAD OF BLACK HAWK APPEARS HERE]


201 Selak Street
P.O. Box 17                  June 5, 1997
Black Hawk, CO 80422
                             Nevada Gold & Casinos, Inc.
303/582-5221                 3040 Post Oak Boulevard, Suite 675
303/582-0429 FAX             Houston, TX 77056

                             Casino America, Inc.
                             2200 Corporate Boulevard NW, Suite 310
                             Boca Raton, FL 33431

                             Gentlemen:
Mayor
Kathryn E. Eccker            The City of Black Hawk agrees to exchange Parcel E-
                             2, which is described in Exhibit A which is
                             attached hereto and incorporated by this reference,
                             for Parcel D, which is described in Exhibit B which
Aldermen                     is attached hereto and incorporated by this
George H. Armbright          reference, subject to the terms and conditions of
Kathleen Doles               this letter.
Tom Kerr
Hal Midcap                   Parcel D must be conveyed to the City of Black Hawk
Al Price                     my special warranty deed, free and clear of all
David D. Spellman            liens and encumbrances and other title defects that
                             affect the merchantability of Parcel D as determined by the City in its sole discretion.

                             The City agrees to convey Parcel E-2 by special
                             warranty deed only if the real property located
                             immediately adjacent to Parcel E-2 (Lots 9 through
                             21, Block 51 and Lots 1 and 2, Block 52 of the City
                             of Black Hawk) is held in common ownership at the
                             time of the exchange.
City Manager
Lynnette Hailey              The exchange of real property described in this
                             letter must occur on or before December 31, 1997,
                             at which time the agreement of the City of Black
                             Hawk (which is limited to the terms of this letter)
                             will terminate. Please note that, any attempt to
                             record this letter in the real estate records of
Building Official            Gilpin County, Colorado, shall result in the
Steve Farris                 automatic termination of the City's agreement as
                             provided herein.
City Attorney
James S. Maloney             If you have any questions concerning this
                             agreement, please feel free to call. We look
City Clerk                   forward to working with you on this exchange and
Penny Round                  your future projects in the City.

Finance Director             Sincerely,
Randy Eckhardt
                             /s/ Lynnette Hailey
Fire Chief
Brian Lesher                 Lynnette Hailey
                             City Manager
Planning Director
Mark Kieffer                 enclosures

Police Chief                 cc:  Mayor and Aldermen
Arthur M. Hutchinson              Jim Maloney, City Attorney

Public Works Director
Vince Auriemma

                                   EXHIBIT A

LEGAL DESCRIPTION OF PARCEL E2

A PARCEL OF LAND IN SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6th PRINCIPAL MERIDIAN, CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTHERLY RIGHT OF WAY OF MAIN STREET AND THE NORTHWEST CORNER OF LOT 9, BLOCK 51, CITY OF BLACK HAWK, FROM WHENCE TRIANGULATION STATION NO. 7 BEARS N73(degrees)38'12"W A DISTANCE OF 6,265.04 FEET; THENCE N11(degrees)05'15"E A DISTANCE OF 15.00 FEET; THENCE S78(degrees)54'45"E A DISTANCE OF 568.45 FEET TO A POINT ON THE NORTHERLY LINE OF LOT 2, BLOCK 52; THENCE S83(degrees)38'00"W A DISTANCE OF 50.01 FEET TO THE NORTHWEST CORNER OF LOT 1, BLOCK 52 AND THE NORTHEAST CORNER OF LOT 21, BLOCK 51; THENCE N78(degrees)54'45"W A DISTANCE OF 520.75 FEET TO THE POINT OF BEGINNING, CONTAINING 8,169 SQUARE FEET.


CERTIFICATION

I, LARRY F. FISHER, A REGISTERED PROFESSIONAL LAND SURVEYOR IN THE STATE OF COLORADO DO HEREBY CERTIFY THAT THE LEGAL DESCRIPTION, HEREIN, IS TRUE AND ACCURATE, TO THE BEST OF MY KNOWLEDGE AND BELIEF.


                     DATED THIS 14TH DAY OF NOVEMBER, 1996

                     /s/ Larry F. Fisher
                     -------------------------------------
                     LARRY F. FISHER P.L.S. 22094

                        [SEAL OF COLORADO APPEARS HERE]

                                                              EXHIBIT D


              [CLEAR MOUNTAIN SURVEYING, INC. LOGO APPEARS HERE]

LEGAL DESCRIPTION OF PARCEL "D"

A PARCEL OF LAND IN SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6th PRINCIPAL MERIDIAN, CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO, BEING A PART OF THE WABASH LODE SURVEY NO. 42, MORE PARTICULARLY DESCRIBED AS
FOLLOWS: BEGINNING AT CORNER 2 OF THE WABASH LODE U.S. SURVEY NUMBER 42 AND FROM WHENCE TRIANGULATION STATION NO. 7 BEARS N 74 (degrees) 03'40"W A DISTANCE OF 6,017.53 FEET; THENCE S71(DEGREES)56'13"E A DISTANCE OF 50.00 FEET TO CORNER 3-4 OF SAID WABASH LODE; THENCE S18(DEGREES)06'46"W ALONG LINE OF SAID WABASH LODE A DISTANCE OF 57.53 FEET TO THE NORTHERLY RIGHT OF WAY OF MAIN STREET; THENCE N61(DEGREES)58'59"W ALONG SAID RIGHT OF WAY A DISTANCE OF 50.76 FEET TO LINE 1-2 OF SAID WABASH LODE; THENCE DEPARTING FROM SAID RIGHT OF WAY AND ALONG SAID LINE 1-2 N18(DEGREES)06'46"E A DISTANCE OF 48.76 FEET TO THE POINT OF BEGINNING, CONTAINING 2,657 SQUARE FEET.

CERTIFICATION

I, LARRY F. FISHER, A REGISTERED PROFESSIONAL LAND SURVEYOR IN THE STATE OF COLORADO DO HEREBY CERTIFY THAT THE LEGAL DESCRIPTION, HEREIN, IS TRUE AND ACCURATE, TO THE BEST OF MY KNOWLEDGE AND BELIEF.


                                DATED THIS 25TH DAY OCTOBER, 1996

                                /s/ LARRY F. FISHER
                                ---------------------------------
                                LARRY F. FISHER P.L.S. 22094

                                [SEAL OF P.L.S. APPEARS HERE]